SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 27, 2004
                                                         -----------------

                         Primecore Mortgage Trust, Inc.
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             (Exact name of registrant as specified in its charter)

     Maryland                      0-30507                      94-3324992
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 (State or other jurisdiction    (Commission                  IRS Employer
  of incorporation)               File Number)               Identification No.)

                     99 El Camino Real, Menlo Park, CA    94025
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (650) 328-3060
                                                           --------------

                                       N/A
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          (Former name or former address, if changed since last report)

Item 9.  Regulation FD disclosure

See the Letter to Shareholders attached to this report as Exhibit 99.1.


    (1)      Exhibits

Exhibit No.    Description

99.1           Letter to Shareholders




SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   January 27, 2004          Primecore Mortgage Trust, Inc.


                                   By: /s/ MICHAEL RIDER
                                       Michael Rider, Chief Financial Officer

















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